Exhibit (h)(20) under Form N-1A

Exhibit 10 under Item 601/Reg. S-K

Amendment to Financial Administration

and Accounting Services Agreement

This Amendment to Financial Administration and Accounting Services Agreement (this “Amendment”) is dated as of October 14, 2015, by and among each of the investment companies listed on Exhibit A hereto (each, a “Trust”) and State Street Bank and Trust Company (“State Street” or “Administrator”).

RECITALS

WHEREAS, the Trusts and State Street are parties to a certain Financial Administration and Accounting Services Agreement, dated as of March 1, 2011 (such agreement, together with all exhibits, schedules, and any other documents executed or delivered in connection therewith, the (“Agreement”); and

WHEREAS, the parties desire to amend the Agreement on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

1. Amendments. The Agreement is hereby amended as follows:

(a) Section III.A of the Agreement is hereby amended by adding the following at the end of paragraph 11:

“12. Schedules A and A(i) attached hereto as Exhibit 1 are added to the Agreement as Schedules A and A(i).

(b) Exhibit A to Schedules A and A(i) is added to the Agreement.

2. No Other Amendments. Except as expressly amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.

3. Governing Law. This Amendment shall be deemed to have been made in The Commonwealth of Massachusetts and shall be governed by and construed under and in accordance with the laws of the Commonwealth of Massachusetts without giving effect to its conflict of laws principles and rules.

4.	This Amendment may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same instrument. Counterparts may be executed in either original or electronically transmitted form (e.g., faxes or emailed portable document format (PDF) form), and the parties hereby adopt as original any signatures received via electronically transmitted form.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Financial Administration and Accounting Services Agreement to be executed as of the date first written above.

State Street Bank and Trust Company

By: _// Gunjan Kedia //_________________________________

Name: Gunjan Kedia

Title: Executive Vice President

Each of the Investment Companies

Listed on Exhibit A attached hereto

By: __//Lori Hensler//________________________________

Name: Lori Hensler

Title: Fund Treasurer

EXHIBIT A

TO SCHEDULES A AND A(I) OF THE FINANCIAL ADMINISTRATION ACCOUNTING AND

SERVICES AGREEMENT

(Updated as of March 1, 2017)

Federated Insurance Series:

Federated Government Money Fund II

Money Market Obligations Trust:

Federated California Municipal Cash Trust

Federated Connecticut Municipal Cash Trust

Federated Florida Municipal Cash Trust

Federated Georgia Municipal Cash Trust

Federated Government Obligations Fund

Federated Massachusetts Municipal Cash Trust

Federated Institutional Prime 60 Day Fund

Federated Michigan Municipal Cash Trust

Federated Minnesota Municipal Cash Trust

Federated Institutional Money Market Management

Federated Municipal Obligations Fund

Federated New Jersey Municipal Cash Trust

Federated New York Municipal Cash Trust

Federated North Carolina Municipal Cash Trust

Federated Ohio Municipal Cash Trust

Federated Pennsylvania Municipal Cash Trust

Federated Prime Cash Obligations Fund

Federated Institutional Prime Obligations Fund

Federated Institutional Prime Value Obligations Fund

Federated Tax-Free Obligations Fund

Federated Institutional Tax-Free Cash Trust

Federated Treasury Obligations Fund

Federated Trust for U.S. Treasury Obligations

Federated Virginia Municipal Cash Trust

Exhibit 1

Schedule A

Fund Administration Money Market Fund Services

Subject to the authorization and direction of the Trust, the Administrator will provide the money market fund services set forth on Schedule A(i) (the “Money Market Services”) to the Trusts listed on Exhibit A hereto assist the Trusts in complying with certain of the compliance testing and reporting requirements applicable to the Trusts that are “money market funds” within the meaning of Rule 2a-7 under the 1940 Act.

1.	Evidence of Authority.

The Administrator is authorized and instructed to rely upon the information it receives from the Trust or any third party authorized by the Trust. The Administrator shall have no responsibility for the actions or omissions of the Trust or any third party authorized by the Trust to act on its behalf, or the completeness or accuracy of any information provided by the Trust or a third party authorized by the Trust to act on its behalf. In performing the Money Market Services, the Administrator shall be protected in acting upon any instructions, notice, request, consent, certificate or other instrument or paper reasonably believed by it to be genuine and to have been properly executed by or on behalf of the Trust. Instructions may be in writing signed by the authorized person or persons or may be by such other means and utilizing such intermediary systems and utilities as may be agreed from time to time by the Administrator and the person(s) or entity giving such instruction. The Administrator may act on oral instructions if the Administrator reasonably believes them to have been given by a person authorized to provide such instructions with respect to the action involved; the Trust shall cause all oral instructions to be confirmed in writing or by such other procedure approved by the Administrator and the Trust.

2.	Responsibilities of the Parties; Indemnification; Warranties and Disclaimers.

a.       The Trust agrees that it shall be solely responsible for any decision made or action taken in reliance on the compliance testing results, reports, forms or other data or information included in the Money Market Services provided by the Administrator.

b.       The Parties acknowledge that the Administrator is required to rely upon data provided by the Trust or third parties (“Data”) in providing the Money Market Services. The Administrator does not own the Data, has not developed the Data, does not control the Data, and has not, and will not make any inquiry into the accuracy of any Data. Without limiting the foregoing, to the extent applicable, the Administrator will not be liable for any delays in the transmission of Forms N-MFP, Forms N-CR, reports, market-based NAVs, shareholder inflows/outflows, daily and weekly liquid assets, affiliate sponsor support flows, portfolio holdings or transmission of Data or inaccuracies of, errors in or omission of, Data in connection with the provision of the Money Market Services in each case provided by the Trust or any other third party.

c.       To the extent applicable, the Trust represents and warrants to the Administrator that it has the necessary licenses from each nationally recognized statistical ratings organization whose ratings are set forth in its Forms N-MFP as contemplated hereby.

d.       To the extent applicable, the Trust is solely responsible for determining and immediately notifying in writing the Administrator of the occurrence of one or more triggering events causing a filing on Form N-CR. The Trust is solely responsible for accurately and timely supplying the Administrator, or causing third parties to accurately and timely supply the Administrator, with all data, information and signatures in respect of each Trust that is required in order for the Administrator to file each Form N-CR, whether or not such information is specifically requested by the Administrator. The Administrator shall be without liability if the Administrator has not received by the submission deadline communicated by the Administrator to the Trust all of the Data, information and signatures it requires to submit such Form N-CR filing.

e.       To the extent applicable, the Trust acknowledges that it shall be the Trust’s responsibility to retain for the periods prescribed by Rule 2a-7 (i) the compliance testing results and reports produced by the Administrator; (ii) its Forms N-MFP and Forms N-CR produced by the Administrator; and (iii) information prepared by the Administrator for posting on the Trust’s website.

f.       The Trust acknowledges and agrees that the Money Market Services do not constitute advice or recommendations of any kind and the Administrator is not acting in a fiduciary capacity in providing the Money Market Services.

g.       The Trust understands that the nature of the Money Market Services provided under this Agreement are distinct from the services provided under any other agreement between State Street Bank and Trust Company and the Trust, including any custody, fund accounting or transfer agency services agreements and, consequently, the terms of this Agreement rather than such other agreements shall govern the delivery of the Money Market Services. For the avoidance of doubt, the standard of care and liability provisions of Section XII of this Agreement shall govern the provision of the Money Market Services.

SCHEDULE A(i)

Money Market Fund Compliance Testing and Reporting Services

Subject to the authorization and direction of the Trust and, in each case where appropriate, the review and comment by the Trust’s independent accountants and legal counsel, and in accordance with procedures that may be established from time to time between the Trust and the Administrator, the Administrator will:

a.	Prepare for posting on the Trust’s website daily each money market fund’s market-based NAVs; and

b.	Prepare for posting on the Trust’s website daily each money market fund’s inflows/outflows.

Amendment to Financial Administration

and Accounting Services Agreement

This Amendment to the Financial Administration and Accounting Services Agreement (this “Amendment”) is dated as of March 1, 2017, by and among each of the investment companies listed on Exhibit A hereto (each, a “Trust”) and State Street Bank and Trust Company (“State Street”).

RECITALS

WHEREAS, the Trusts and State Street are parties to a certain Financial Administration and Accounting Services Agreement, dated as of March 1, 2011, as amended (such agreement, together with all exhibits, schedules, and any other documents executed or delivered in connection therewith, the (“Agreement”); and

WHEREAS, the parties desire to amend the Agreement to extend the term of the Agreement by two (2) years on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

1. Amendments. The Agreement is hereby amended as follows:

(a) The first sentence of Section XV.A of the Agreement is deleted in its entirety and replaced as follows:

“A. Term. This Agreement shall remain in full force and effect for an initial term ending February 28, 2021(the “Initial Term”) and shall automatically continue in full force and effect after such Initial Term unless either party terminates this Agreement by written notice to the other party at least six (6) months prior to the expiration of the Initial Term.”

(b) Exhibit A to the Agreement is deleted in its entirety and replaced with the attached Exhibit A.

2. No Other Amendments. Except as expressly amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.

3. Governing Law. This Amendment shall be deemed to have been made in The Commonwealth of Massachusetts and shall be governed by and construed under and in accordance with the laws of the Commonwealth of Massachusetts without giving effect to its conflict of laws principles and rules.

4.	This Amendment may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same instrument. Counterparts may be executed in either original or electronically transmitted form (e.g., faxes or emailed portable document format (PDF) form), and the parties hereby adopt as original any signatures received via electronically transmitted form.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Financial Administration and Accounting Services Agreement to be executed as of the date first written above.

State Street Bank and Trust Company

By: /s/ Andrew Erickson

Name: Andrew Erickson

Title: Executive Vice President

Each of the Investment Companies

Listed on Exhibit A attached hereto

By: /s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Fund Treasurer

EXHIBIT A

TO THE FINANCIAL ADMINISTRATION ACCOUNTING AND

SERVICES AGREEMENT

(Updated as of October 1, 2018)

Federated Adjustable Rate Securities Fund

Federated Equity Income Fund, Inc.

Federated Global Allocation Fund

Federated Government Income Securities, Inc.

Federated Government Income Trust

Federated High Income Bond Fund, Inc.

Federated Total Return Government Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

Federated Core Trust:

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

High Yield Bond Portfolio

Emerging Markets Core Fund

Federated Core Trust III:

Federated Project and Trade Finance Core Fund

Federated Equity Funds:

Federated Clover Small Value Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated MDT Mid Cap Growth Fund

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

Federated Fixed Income Securities, Inc.:

Federated Strategic Income Fund

Federated High Yield Trust:

Federated Equity Advantage Fund

Federated High Yield Trust

Federated Income Securities Trust:

Federated Capital Income Fund

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Intermediate Corporate Bond Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Index Trust:

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Institutional Trust:

Federated Government Ultrashort Duration Fund

Federated Institutional High Yield Bond Fund

Federated Short-Intermediate Total Return Bond Fund

Federated Insurance Series:

Federated Fund for U.S. Government Securities II

Federated High Income Bond Fund II

Federated Kaufmann Fund II

Federated Managed Volatility Fund II

Federated Government Money Fund II

Federated Quality Bond Fund II

Federated Investment Series Funds, Inc.:

Federated Bond Fund

Federated Managed Pool Series:

Federated Corporate Bond Strategy Portfolio

Federated High-Yield Strategy Portfolio

Federated Mortgage Strategy Portfolio

Federated MDT Series:

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large Cap Growth Fund

Federated MDT Small Cap Growth Fund

Federated MDT Small Cap Core Fund

Federated Project and Trade Finance Tender Fund

Federated Total Return Series, Inc.:

Federated Mortgage Fund

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Money Market Obligations Trust:

Federated California Municipal Cash Trust

Federated Georgia Municipal Cash Trust

Federated Government Obligations Fund

Federated Massachusetts Municipal Cash Trust

Federated Institutional Money Market Management

Federated Municipal Obligations Fund

Federated New York Municipal Cash Trust

Federated Pennsylvania Municipal Cash Trust

Federated Prime Cash Obligations Fund

Federated Institutional Prime Obligations Fund

Federated Institutional Prime Value Obligations Fund

Federated Tax-Free Obligations Fund

Federated Institutional Tax-Free Cash Trust

Federated Treasury Obligations Fund

Federated Trust for U.S. Treasury Obligations

Federated Virginia Municipal Cash Trust

AMENDMENT TO FINANCIAL ADMINISTRATION

AND ACCOUNTING SERVICES AGREEMENT

This Amendment to the Financial Administration and Accounting Services Agreement is made this 5th day of March, 2018 (the “Amendment”) by and between State Street Bank and Trust Company, a Massachusetts trust company (“State Street”) and by and among each of the investment companies listed on Exhibit A thereto (each, a “Trust”) and shall be effective as of March 1, 2018 and as set forth in Section 2 below. Capitalized terms used in this Amendment without definition shall have the respective meanings ascribed to such terms in the Agreement (as defined below).

WHEREAS, State Street and the Trusts entered into the Financial Administration and Accounting Services Agreement dated as of March 1, 2011 (as amended, supplemented, restated or otherwise modified from time to time, the “Agreement”); and

WHEREAS, the parties hereto wish to amend the Agreement as set forth below.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to amend the Agreement, pursuant to the terms thereof, as follows:

1.       The Agreement is hereby amended as follows:

A.       Article III of the Agreement is hereby amended and restated in its entirety as follows:

“State Street shall provide the services as listed on Schedule B, subject to the authorization and direction of the Trusts and, in each case where appropriate, the review and comment by the Trusts’ independent accountants and legal counsel and in accordance with procedures which may be established from time to time between the Trusts and State Street.

State Street shall perform such other services for the Trusts that are mutually agreed to by the parties from time to time, for which the Trusts will pay such fees as may be mutually agreed upon, including State Street’s reasonable out-of-pocket expenses. The provision of such services shall be subject to the terms and conditions of this Agreement.

State Street shall provide the office facilities and the personnel determined by it to perform the services contemplated herein.”

B.       A new paragraph is hereby added to Section VI of the Agreement immediately following the first sentence as follows:

“In compliance with the requirements of Rule 31a-3 under the 1940 Act, State Street agrees that all records which it maintains for the Trusts shall at all times remain the property of the Trusts, shall be readily accessible during normal business hours, and shall be promptly surrendered upon the termination of the Agreement or otherwise on written request except as otherwise provided in Section XV and subject to Section XVII.B. State Street further agrees that all records that it maintains for the Trusts pursuant to Rule 31a-1 under the 1940 Act will be preserved for the periods prescribed by Rule 31a-2 under the 1940 Act unless any such records are earlier surrendered as provided above. Records may be surrendered in either written or machine-readable form, at the option of State Street. In the event that State Street is requested or authorized by the Trusts, or required by subpoena, administrative order, court order or other legal process, applicable law or regulation, or required in connection with any investigation, examination or inspection of a Trust by state or federal regulatory agencies, to produce the records of such Trust or State Street’s personnel as witnesses or deponents, each relevant Trust agrees to pay State Street for State Street’s time and expenses, as well as the fees and expenses of State Street’s counsel incurred in such production.”

C.       A new paragraph is hereby added to Section IX of the Agreement immediately following the first paragraph as follows:

“Pursuant to other agreements now or any time in effect between any of the Trusts (or any of their investment managers or investment advisors, on its behalf) and State Street Bank and Trust Company or its affiliates (the “Other State Street Agreements”) in any capacity other than as State Street hereunder (in such other capacities, the “Bank”), the Bank may be in possession of certain information and data relating to the Trusts and/or the Portfolios that is necessary to provide the Services, including Form N-PORT and Form N-CEN Support Services. Each of the Trusts hereby acknowledges and agrees that (i) this Section IX of the Agreement serves as its consent and instruction, or Proper Instruction, as the case may be, for itself and on behalf of each Portfolio under and pursuant to such Other State Street Agreements for the Bank to provide or otherwise make available (including via platforms such as my.statestreet.com) to State Street, Trust information such as net asset values and information relating to the net assets of the Trusts, holdings and liquidity reports, registration titles, market value and other information and data related to the Trusts.

D.       Paragraph 2 of Section XI is amended and restated as follows:

“The foregoing shall not be applicable to any information (i) that is publicly available when provided or thereafter becomes publicly available, other than through a breach of this Agreement, (ii) that is independently derived by the party receiving the information (“Receiving Party”) without the use of any information provided by the party providing information under this agreement, or any affiliate (the “Disclosing Party”), (iii) that is disclosed to comply with any legal or regulatory proceeding, investigation, audit, examination, subpoena, civil investigative demand or other similar process, (iv) that is disclosed as required by operation of law or regulation or as required to comply with the requirements of any market infrastructure that the Disclosing Party or its agents direct

State Street or its affiliates to employ (or which is required in connection with the holding or settlement of instruments included in the assets subject to this Agreement), or (v) where the party seeking to disclose is expressly permitted under applicable law or regulation to disclose for a legitimate business purpose subject to confidentiality obligation, or has received the prior written consent of the Disclosing Party providing the information, which consent shall not be unreasonably withheld. Furthermore, and notwithstanding anything in this Section XI to the contrary, the Accounting Agent may aggregate Portfolio data with similar data of other customers of the Accounting Agent ("Aggregated Data") and may use Aggregated Data for purposes of constructing statistical models so long as such Aggregated Data represents a sufficiently large sample that no Portfolio data can be identified either directly or by inference or implication.

A Receiving Party shall protect Confidential Information of a Disclosing Party at least to the same degree as the Receiving Party protects its own Confidential Information. All Confidential Information, provided by a Disclosing Party shall remain the property of such Disclosing Party. All Confidential Information, together with any copies thereof, in whatever form, shall, upon the Disclosing Party’s written request, be returned to the Disclosing Party or destroyed, at the Receiving Party’s election; provided, that the Receiving Party shall be permitted to retain all or any portion of the Confidential Information, in accordance with the confidentiality obligations specified in this Agreement, to the extent required by applicable law or regulatory authority or to the extent required by the Receiving Party’s internal policies and in accordance with its customary practices for backup and storage.

E.       The fourth paragraph of Section XI is hereby amended and restated as follows:

“To the extent the Receiving Party continues to possess confidential information or records of the Disclosing party after the termination of this Agreement, the obligations contained in this Section XI of this Agreement shall continue until the five (5) year anniversary of the termination date of this Agreement.”

F.       The fourth paragraph of Section XVI is hereby amended and restated as follows:

“Each Trust will bear all expenses that are incurred in its operation and not specifically assumed by State Street. For the avoidance of doubt, Trust expenses not assumed by State Street include, but are not limited to: organizational expenses; cost of services of independent accountants and outside legal and tax counsel (including such counsel’s review of the Registration Statement, Form N-CSR, Form N-Q or Form N-PORT (as applicable), Form N-PX, Form N-MFP, Form N-SAR or Form N-CEN (as applicable), proxy materials, federal and state tax qualification as a regulated investment company and other notices, registrations, reports, filings and materials prepared by State Street under this Agreement); cost of any services contracted for by each Trust directly from parties other than State Street; cost of trading operations and brokerage fees, commissions and transfer taxes in connection with the purchase and sale of securities for each Trust; investment advisory fees; taxes, insurance premiums and other fees and expenses applicable to its operation; costs incidental to any meetings of shareholders including, but not limited to, legal and accounting fees, proxy filing fees and the costs of preparation (e.g., typesetting, XBRL-tagging, page changes and all other print vendor and EDGAR charges, collectively referred to herein as “Preparation”), printing, distribution and mailing of any proxy materials; costs incidental to Board meetings, including fees and expenses of Board members; the salary and expenses of any officer, director\trustee or employee of each Trust; costs of Preparation, printing, distribution and mailing, as applicable, of each Trust’s Registration Statements and any amendments and supplements thereto and shareholder reports; cost of Preparation and filing of each Trust’s tax returns, Form N-1A, Form N-CSR, Form N-Q or Form N-PORT (as applicable), Form N-PX, Form N-MFP and Form N-SAR or Form N-CEN (as applicable), and all notices, registrations and amendments associated with applicable federal and state tax and securities laws; all applicable registration fees and filing fees required under federal and state securities laws; the cost of fidelity bond and D&O/E&O liability insurance; and the cost of independent pricing services used in computing the Trusts’ or any Fund’s net asset value.”

G. Section XXVI of the Agreement is hereby deemed amended and restated as follows:

“XXVI. DATA PRIVACY.

(a)       State Street will implement and maintain a written information security program that contains appropriate security measures generally consistent with industry standard practices aligned with a security framework appropriate for a large financial services company to safeguard the personal information of the Trusts’ shareholders, employees, directors and officers that State Street receives, stores, maintains, processes or otherwise accesses in connection with the provision of services hereunder. The term, ''personal information", as used in this Section, means (a) an individual's name (first initial and last name or first name and last name), address or telephone number plus (i) Social Security or other tax identification number, (ii) driver's license number, (iii) state identification card number, (iv) debit or credit card number, (v) financial account number or (vi) personal identification number or password that would permit access to a person's account, (b) any combination of any of the foregoing that would allow a person to log onto or access an individual's account, or (c) any other non-public personal information within the meaning of applicable law or regulation. "Personal Information" shall not include information that is lawfully obtained from publicly available information, or from federal, state or local government records lawfully made available to the general public (except to the extent applicable law in a particular jurisdiction does not exclude such publicly available information from protection as personal information).”

H. A new Section XXIX of the Agreement is hereby added as follows:

“SECTION XXIX. USE OF DATA.

(a)       In connection with the provision of the services and the discharge of its other obligations under this Agreement, State Street (which term for purposes of this Section XXIX includes each of its parent company, branches and affiliates (''Affiliates")) may collect and store information regarding a Trust and share such information with its

Affiliates, agents and service providers in order and to the extent reasonably necessary (i) to carry out the provision of services contemplated under this Agreement and other agreements between the Trusts and State Street or any of its Affiliates and (ii) to carry out management of its businesses, including, but not limited to, financial and operational management and reporting, risk management, legal and regulatory compliance and client service management.

(c) Except as expressly contemplated by this Agreement, nothing in this Section XXIX shall limit the confidentiality and data-protection obligations of State Street and its Affiliates under this Agreement and applicable law. State Street shall cause any Affiliate, agent or service provider to which it has disclosed data and information in the performance of its services under this Agreement pursuant to this Section XXIX to comply at all times with confidentiality and data-protection obligations as if it were a party to this Agreement.”

I.       A new Section XXX is hereby added to the Agreement as follows:

“XXX. BUSINESS CONTINUITY/DISASTER RECOVERY.

In the event of equipment failure, work stoppage, governmental action, communication disruption or other impossibility of performance beyond State Street’s control, State Street shall take reasonable steps to minimize service interruptions. Specifically, State Street shall implement reasonable procedures to prevent the loss of data and to recover from service interruptions caused by equipment failure or other circumstances with resumption of all substantial elements of services in a timeframe sufficient to meet business requirements. State Street shall enter into and shall maintain in effect at all times during the term of this Agreement with appropriate parties one or more agreements making reasonable provision for (i) periodic back-up of the computer files and data with respect to the Trusts; and (ii) emergency use of electronic data processing equipment to provide services under this Agreement. State Street shall test the ability to recover to alternate data processing equipment in accordance with State Street program standards, and provide a high level summary of business continuity test results to the Trusts upon request. State Street will remedy any material deficiencies in accordance with State Street program standards. Upon reasonable advance notice, and at no cost to State Street, the Trusts retain the right to review State Street’s business continuity, crisis management, disaster recovery, and third-party vendor management processes and programs (including discussions with the relevant subject matter experts and an on-site review of the production facilities used) related to delivery of the service no more frequently than an annual basis. Upon reasonable request, the State Street also shall discuss with senior management of the Trusts any business continuity/disaster recovery plan of the State Street and/or provide a high-level presentation summarizing such plan.”

J.        New Schedules B and B2 are hereby added to the Agreement as set forth in Exhibit 1.

K.       A new Schedule B1 is hereby added to the Agreement as set forth in Exhibit 1.

L.       A new Schedule B6 (including Annex I thereto) is hereby added to the Agreement as set forth in Exhibit 1.

2.	The provisions of this Amendment (and the terms of the Agreement as modified hereby) shall be or become effective as follows:

A.              Sections 1.A., 1.B., 1.C., 1.D., 1.E., 1.F., 1.G., 1.H., 1.I., 1.J. and 1.K. of this Amendment and the preparation and onboarding activities related to the Services (as defined in the Agreement), including those set forth in Section II of Schedule B6, shall be effective as of the date of this Amendment as set forth above.

B.              Section 1.L. of this Amendment and the data aggregation, preparation of data sets and recordkeeping activities of the Services (as defined in Schedule B6) shall become effective as of the first day of the first month in which any Trust is required by applicable law (including any rules and regulations promulgated thereunder and in accordance with any interpretive releases issued by the U.S. Securities and Exchange Commission) to aggregate data and maintain records consistent with Form N-PORT (currently anticipated to be June 2018).

C.              The filing obligations of the Services shall become effective as of the first day of the first month in which any Trust is required by applicable law (including any rules and regulations promulgated thereunder and in accordance with any interpretive releases issued by the U.S. Securities and Exchange Commission) to file Form N-PORT (currently anticipated to be April 2019).

3.	Notwithstanding the first sentence of Section XV.A of the Agreement, each Trust agrees to be bound to receive from State Street the Form N-PORT and Form N-CEN Support Services and the other services as described in Schedule B6 attached hereto for at least eighteen (18) months following the date of this Amendment. The parties further agree that the foregoing commitment will be deemed the “term” for the Form N-PORT and Form N-CEN Support Services and that following the expiration of such term, the any renewal or termination provisions of Section XV will apply to the Form N-PORT and Form N-CEN Support Services in the same way as such provisions apply to all other services under the Agreement.

4.	Except as specifically amended hereby, all other terms and conditions of the Agreement shall remain in full force and effect. This Amendment, including Exhibit 1, is incorporated in its entirety into the Agreement, and this Amendment and said Agreement shall be read and interpreted together as the Agreement.

5.	This Amendment shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts, without regard to its conflicts of laws provisions.

6.	This Amendment may be executed in separate counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same instrument. Counterparts may be executed in either original or electronically transmitted form (e.g., faxes or emailed portable document format (PDF) form), and the parties hereby adopt as original any signatures received via electronically transmitted form.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their officers designated below as of the date first written above.

Each of the Investment Companies

Listed On Exhibit A TO THE AGREEMENT

By: /s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Treasurer

STATE STREET BANK AND TRUST COMPANY

By: /s/ Andrew Erickson

Name: Andrew Erickson

Title: Executive Vice President

Schedule A

List of TRusts AND FUNDS

Federated Adjustable Rate Securities Fund:

Federated Equity Income Fund, Inc.

Federated Global Allocation Fund

Federated Government Income Securities, Inc.

Federated Government Income Trust

Federated High Income Bond Fund, Inc.

Federated Total Return Government Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

Federated Core Trust:

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

High Yield Bond Portfolio

Emerging Markets Core Fund

Federated Core Trust III:

Federated Project and Trade Finance Core Fund

Federated Equity Funds:

Federated Clover Small Value Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated MDT Mid Cap Growth Fund

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

Federated Fixed Income Securities, Inc.:

Federated Strategic Income Fund

Federated High Yield Trust

Federated Equity Advantage Fund

Federated High Yield Trust

Federated Income Securities Trust:

Federated Capital Income Fund

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Intermediate Corporate Bond Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Index Trust:

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Institutional Trust:

Federated Government Ultrashort Duration Fund

Federated Institutional High Yield Bond Fund

Federated Short-Intermediate Total Return Bond Fund

Federated Insurance Series:

Federated Managed Tail Risk Fund II

Federated Fund for U.S. Government Securities II

Federated High Income Bond Fund II

Federated Kaufmann Fund II

Federated Managed Volatility Fund II

Federated Government Money Fund II

Federated Quality Bond Fund II

Federated Investment Series Funds, Inc.:

Federated Bond Fund

Federated Managed Pool Series:

Federated Corporate Bond Strategy Portfolio

Federated High-Yield Strategy Portfolio

Federated Mortgage Strategy Portfolio

Federated MDT Series:

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large Cap Growth Fund

Federated MDT Small Cap Growth Fund

Federated MDT Small Cap Core Fund

Federated Project and Trade Finance Tender Fund

Federated Total Return Series, Inc.:

Federated Mortgage Fund

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Money Market Obligations Trust:

Federated California Municipal Cash Trust

Federated Georgia Municipal Cash Trust

Federated Government Obligations Fund

Federated Massachusetts Municipal Cash Trust

Federated Institutional Prime 60 Day Fund

Federated Institutional Money Market Management

Federated Municipal Obligations Fund

Federated New York Municipal Cash Trust

Federated Pennsylvania Municipal Cash Trust

Federated Prime Cash Obligations Fund

Federated Institutional Prime Obligations Fund

Federated Institutional Prime Value Obligations Fund

Federated Tax-Free Obligations Fund

Federated Institutional Tax-Free Cash Trust

Federated Treasury Obligations Fund

Federated Trust for U.S. Treasury Obligations

Federated Virginia Municipal Cash Trust

EXHIBIT 1

FINANCIAL ADMINISTRATION

AND ACCOUNTING SERVICES AGREEMENT

Schedule B

LIST OF SERVICES

I.       Fund Administration Treasury Services as described in Schedule B1 attached hereto;

II.       Fund Administration Accounting Services as described in Schedule B2 attached hereto;

III.       [Reserved];

IV.       [Reserved];

V.       [Reserved]; and

VI.       Form N-PORT and Form N-CEN Support Services as described in Schedule B6 attached hereto.

Schedule B1

Fund Administration Treasury Services

a.                Prepare for the review by designated officer(s) of the Trusts’ financial information that will be included in the Trusts’ semi-annual and annual shareholder reports (which shall also be subject to review by the Trusts’ legal counsel), and other quarterly reports (as mutually agreed upon), including tax footnote disclosures where applicable;

b.               Coordinate the audit of the Trusts’ financial statements by the Trusts’ independent accountants, including the preparation of supporting audit workpapers and other schedules;

c.                Prepare for the review by designated officer(s) of the Trusts financial information required by Form N-1A, Form N-SAR, Form N-Q, Form N-CSR, Form N-PORT, and Form N-CEN (as applicable), proxy statements and such other reports, forms or filings as may be mutually agreed upon;

d.               Prepare for the review by designated officer(s) of the Trusts annual fund expense budgets, perform accrual analyses and roll-forward calculations and recommend changes to fund expense accruals on a periodic basis, arrange for payment of the Trusts’ expenses, review calculations of fees paid to the Trusts’ investment adviser, custodian, fund accountant, distributor and transfer agent, and obtain authorization of accrual changes and expense payments;

e.                Provide periodic testing of the Trusts with respect to compliance with the Internal Revenue Code’s mandatory qualification requirements, the requirements of the 1940 Act and limitations for the Trusts contained in the Registration Statements for the Trusts as may be mutually agreed upon, including quarterly compliance reporting to the designated officer(s) of the Trusts as well as preparation of Board compliance materials;

f.                Prepare and furnish total return performance information, fund performance statistics including SEC yields, and distribution yields for the Trusts, including such information on an after-tax basis, calculated in accordance with applicable U.S. securities laws and regulations, as may be reasonably requested by Trust management;

g.               Prepare and disseminate vendor survey information;

h.               Prepare and coordinate the filing of Rule 24f-2 notices, including coordination of payment;

i.                 Provide sub-certificates in connection with the certification requirements of the Sarbanes-Oxley Act of 2002 with respect to the services provided by the Administrator; and

j.                 Maintain certain books and records of the Trusts as required under Rule 31a-1(b) of the 1940 Act, as may be mutually agreed upon.

k.               Prepare reports, including media questionnaires and mutual fund publication surveys, relating to the business and affairs of the Trust as may be mutually agreed upon and not otherwise prepared by the Trust's investment adviser, custodian, legal counsel or independent accountants;

l.                 Prepare fund income forecasts and submit for approval by officers of the Trust, recommendations for fund income dividend distributions;

m.             Maintain continuing awareness of significant emerging regulatory and legislative developments which may affect the Trust, and provide related planning assistance where requested or appropriate;

Schedule B2

Fund Administration Accounting Services

1.       Books of Account. Maintain the books of account of the Trusts and perform the following duties in the manner prescribed by the respective Trust's currently effective prospectus, statement of additional information or other governing document, copies of which have been certified by the Secretary of the Funds and supplied to the Accounting Agent (a "Governing Document") (including the procedures established in the Service Level Agreement):

a.                Value the assets of each Portfolio using: primarily, market quotations (including the use of matrix pricing) supplied by the independent pricing services selected by the Accounting Agent in consultation with the Trust's investment adviser (the "Adviser") and approved by the Board; secondarily, if a designated pricing service does not provide a price for a security that the Accounting Agent believes should be available by market quotation, the Accounting Agent may obtain a price by calling brokers designated by the Adviser, or if the Adviser does not supply the names of such brokers, the Accounting Agent will attempt on its own to find brokers to price the security, subject to approval by the Adviser; thirdly, for securities for which no market price is available, the Valuation Committee overseen by the Board (the "Committee") will determine a fair value in good faith; or fourthly, such other procedures as may be adopted by the Board. Consistent with Rule 2a-4 under the 1940 Act, estimates may be used where necessary or appropriate. The Accounting Agent is not the guarantor of the accuracy of the securities prices received from such pricing agents and the Accounting Agent is not liable to the Trusts for errors in valuing a Portfolio's assets or calculating the net asset value (the ''NAV") per share of such Portfolio or class when the calculations are based upon inaccurate prices provided by pricing agents. The Accounting Agent will provide daily to the Adviser the security prices used in calculating the NAV of each Portfolio, for its use in preparing exception reports for those prices on which the Adviser has a comment. Further, upon receipt of the exception reports generated by the Adviser, the Accounting Agent will diligently pursue communication regarding exception reports with the designated pricing agents;

b.       Determine the NAV per share of each Portfolio and/or class, at the time and in the manner from time to time determined by the Board and as set forth in the Prospectus of such Portfolio;

c.       Prepare the daily mark-to-market reports and analysis incompliance with Rule 2a-7 for each of the money market portfolios.

d.       Calculate the net income of each of the Portfolios, if any;

f.       Calculate realized capital gains or losses of each of the Portfolios resulting from sale or disposition of assets, if any;

g.       Calculate the expense accruals for each fund/class of shares;

h.       Determine the dividend factor for all daily dividend funds;

i.       Maintain the general ledger and other accounts, books and financial records of the Trust, including for each Portfolio, as required under Section 3l(a) of the 1940 Act and the rules thereunder in connection with the services provided by State Street;

J.       At the request of the Trust, prepare various reports or other financial documents in accordance with generally accepted accounting principles as required by federal, state and other applicable laws and regulations; and

k.       Such other similar services as may be reasonably requested by the Trust.

The Trusts shall provide timely prior notice to the Accounting Agent of any modification in the manner in which such calculations are to be performed as prescribed in any revision to the Trusts’ Governing Document. The Accounting Agent shall not be responsible for any revisions to the manner in which such calculations are to be performed unless such revisions are communicated in writing to the Accounting Agent.

SCHEDULE B6

Form N-PORT (the “Form N-PORT Services”) and Form N-CEN (the “Form N-CEN Services”) Support Services (collectively, the “Form N-PORT and Form N-CEN Services” or the “Services”)

I.       Services.

(a)	Data Only N-PORT and N-CEN Solution (Aggregation of Data and Standard Report Delivery). No Filing.

  Subject to the receipt of all required data, documentation, assumptions, information and assistance from the Trusts (including from any third parties with whom the Trust will need to coordinate in order to produce such data, documentation, and information), the Administrator will use required data, documentation, assumptions, information and assistance from the Trusts, the Administrator’s internal systems and, in the case of Trusts not administered by the Administrator or its affiliates, third party Trust administrators or other data providers, including but not limited to Third Party Data (as defined below) (collectively, the “Required Data”) to perform necessary data aggregations and calculations and prepare, as applicable: (i) agreed upon data required for the submission of Form N-PORT and any forms adopted to replace such forms on a monthly basis or as otherwise necessary (“Form N-PORT Data”) and (ii) agreed upon data required for the submission of Form N-CEN and any forms adopted to replace such forms on an annual basis or as otherwise necessary (“Form N-CEN Data”).

The Administrator, at the direction of and on behalf of each Trust, will electronically submit the completed Form NPORT Data and completed Form N-CEN Data to (i) each Trust, as relevant and/or (ii) the third-party filing agent for, and as designed from time to time in writing by, the Trusts (the “Agent(s)”), and will provide reasonable cooperation to the relevant Trust as reasonably requested by such Trust with respect to the Form N-PORT Data and Form N-CEN Data.

  Each Trust acknowledges and agrees that it will be responsible for (i) reviewing and approving each such Form N-PORT Data and Form N-CEN Data, (ii) incorporating such information into such Trust’s filing mechanism, and (iii) producing an .XML file and filing such Form N-PORT Data and Form N-CEN Data with the SEC.

The Form N-PORT Data will be provided with respect to each Trust and each Fund of the Trusts as set forth in the attached Annex 1, which shall be executed by State Street and each Trust. The Form N-CEN Data will be provided with respect to each Trust as set forth in the attached Annex 1. Annex 1 may be updated from time to time upon the written request of each Trust and by virtue of an updated Annex 1 that is signed by all parties.

(b)       Quarterly Portfolio of Investments Services:

•	Subject to the receipt of all Required Data, and as a component of the Services, the Administrator will use such Required Data from each Trust, State Street’s internal systems, and other data providers to prepare a draft portfolio of investments (the “Portfolio of Investments”), compliant with GAAP, as of each Trusts’ first and third fiscal quarter-ends.

•	Each Trust acknowledges and agrees that it will be responsible for (i) reviewing and approving each such Portfolio of Investments, (ii) incorporating such information into such Trust’s filing mechanism, (iii) attaching each of its Portfolio of Investments to its first and third fiscal quarter-end N-PORT filings, and (iv) submitting such Portfolios of Investments as part of such N-PORT filings electronically to the SEC.

(c)       Liquidity Risk Measurement Services: Not Applicable.

II.       Trust Duties, Representations and Covenants in Connection with the Services.

The provision of the Services to each Trust by State Street is subject to the following terms and conditions:

1.       The parties acknowledge and agree on the following matters:

The Services depend, directly or indirectly, on: (i) Required Data and (ii) information concerning each Trust or its affiliates or any Fund, pooled vehicle, security or other investment or portfolio regarding which each Trust or its affiliates provide services or is otherwise associated (“Trust Entities”) that is generated or aggregated by State Street or its affiliates in connection with services performed on each Trust’s behalf or otherwise prepared by State Street (“State Street Data,” together with Required Data and Third Party Data (as defined below), “Services-Related Data”). State Street’s obligations, responsibilities and liabilities with respect to any State Street Data used in connection with other services received by each Trust shall be as provided in such respective other agreements between State Street or its affiliates and each Trust relating to such other services (e.g., administration and/or custody services, etc.) from which the State Street Data is derived or sourced (“Other Trust Agreements”). Nothing in this Agreement or any service schedule(s) shall limit or modify State Street’s or its affiliates’ obligations to each Trust under the Other Trust Agreements.

In connection with the provision of the Services by State Street, each Trust acknowledges and agrees that it will be responsible for providing State Street with any information requested by State Street, including, but not limited to, the following:

(A) Arranging for the regular provision of all Required Data (including State Street Data, where applicable) and related information to State Street, in formats compatible with Administrator-provided data templates including, without limitation, Required Data and the information and assumptions required by State Street in connection with a Trust reporting profile and onboarding checklist, as it, or the information or assumptions required, may be revised at any time by State Street, in its discretion (collectively, the “Onboarding Checklist”) and such other forms and templates as may be used by State Street for such purposes from time to time, for all Trusts and/or Funds receiving services under this Agreement, including but not limited to those to be reported on Form N-PORT and Form N-CEN (as determined by each Trust), including, without limitation, arranging for the provision of data from each Trust, its affiliates, third party administrators, prime brokers, custodians, and other relevant parties. If and to the extent that Required Data is already accessible to State Street (or any of its affiliates) in its capacity as administrator to one or more Trusts, State Street and each Trust will agree on the scope of the information to be extracted from State Street’s or any of its affiliate’s systems for purposes of State Street’s provision of the Services, subject to the discretion of State Street, and State Street is hereby expressly authorized to use any such information as necessary in connection with providing the Services hereunder; and

(B) Providing all required information and assumptions not otherwise included in Trust data and assumptions provided pursuant to Section 1(A) above, including but not limited to the Required Data, as may be required in order for State Street to provide the Services.

The following are examples of certain types of information that each Trust is likely to be required to provide pursuant to Sections 1(A) and 1(B) above, and each Trust hereby acknowledges and understands that the following categories of information are merely illustrative examples, are by no means an exhaustive list of all such required information, and are subject to change as a result of any amendments to Form N-PORT and Form N-CEN:

•                 SEC filing classification of each Trust (i.e., small or large filer);

•                 Identification of any data sourced from third parties; and

•                 Identification of any securities reported as Miscellaneous.

2.       Each Trust acknowledges that it has provided to State Street all material assumptions used by each Trust or that are expected to be used by each Trust in connection with the completion of the Services, and that it has approved all material assumptions used by State Street in the provision of the Services prior to the first use of the Services. Each Trust will also be responsible for promptly notifying State Street of any changes in any such material assumptions previously notified to State Street by each Trust or otherwise previously approved by each Trust in connection with State Street’s provision of the Services. Each Trust acknowledges that the completion of the Services, and the data required thereby, requires the use of material assumptions in connection with many different categories of information and data, and the use and/or reporting thereof, including, but not limited to the following:

•                 Investment classification of positions;

•                 Assumptions necessary in converting data extracts;

•                 General operational and process assumptions used by State Street in performing the Services; and

•                 Assumptions specific to each Trust.

Each Trust hereby acknowledges and understands that the foregoing categories of information that may involve the use of material assumptions are merely illustrative examples of certain subject matter areas in relation to which each Trust (and/or State Street on its behalf in connection with the Services) may rely on various material assumptions, and are by no means an exhaustive list of all such subject matter areas.

3. Each Trust acknowledges and agrees on the following matters:

(A)       Each Trust has independently reviewed the Services (including, without limitation, the assumptions, market data, securities prices, securities valuations, tests and calculations used in the Services), and each Trust has determined that the Services are suitable for its purposes. None of State Street or its affiliates, nor their respective officers, directors, employees, representatives, agents or service providers (collectively, including State Street, “State Street Parties”) make any express or implied warranties or representations with respect to the Services or otherwise.

(B) Each Trust assumes full responsibility for complying with all securities, tax, commodities and other laws, rules and regulations applicable to it. State Street is not providing, and the Services do not constitute, legal, tax, investment, or regulatory advice, or accounting or auditing services advice. Unless otherwise agreed to in writing by the parties to this Agreement, the Services are of general application and State Street is not providing any customization, guidance, or recommendations. Where each Trust uses Services to comply with any law, regulation, agreement, or other Trust obligation, State Street makes no representation that any Service complies with such law, regulation, agreement, or other obligation, and State Street has no obligation of compliance with respect thereto.

(C)       Each Trust may use the Services and any reports, charts, graphs, data, analyses and other results generated by State Street in connection with the Services and provided by State Street to each Trust (“Materials”) (a) for the internal business purpose of each Trust relating to the applicable Service or (b) for submission to the U.S. Securities and Exchange Commission, as required, of a Form N-PORT template and a Form N-CEN update. Each Trust may also redistribute the Materials, or an excerpted portion thereof, to its investment managers, investment advisers, agents, clients, investors or participants, as applicable, that have a reasonable interest in the Materials in connection with their relationship with each Trust (each a “Permitted Person”); provided, however, (i) each Trust may not charge a fee, profit, or otherwise benefit from the redistribution of Materials to Permitted Persons, (ii) data provided by third party sources such as but not limited to market or index data (“Third Party Data”) contained in the Materials may not be redistributed other than Third Party Data that is embedded in the calculations presented in the Materials and not otherwise identifiable as Third Party Data, except to the extent each Trust has separate license rights with respect to the use of such Third Party Data, or (iii) each Trust may not use the Services or Materials in any way to compete or enable any third party to compete with State Street. No Permitted Person shall have any further rights of use or redistribution with respect to, or any ownership rights in, the Materials or any excerpted portion thereof.

Except as expressly provided in this Section 3(C), each Trust, any of its affiliates, or any of their respective officers, directors, employees, investment managers, investment advisers,

agents or any other third party, including any client of, or investor or participant in each Trust or any Permitted Persons (collectively, including each Trust, “Trust Parties”), may not directly or indirectly, sell, rent, lease, license or sublicense, transmit, transfer, distribute or redistribute, disclose display, or provide, or otherwise make available or permit access to, all or any part of the Services or the Materials (including any State Street Data or Third Party Data contained therein, except with respect to Third Party Data to the extent each Trust has separate license rights with respect to the use of such Third Party Data). Without limitation, Trust Parties shall not themselves nor permit any other person to in whole or in part (i) modify, enhance, create derivative works, reverse engineer, decompile, decompose or disassemble the Services or the Materials; (ii) make copies of the Services, the Materials or portions thereof; (iii) secure any source code used in the Services, or attempt to use any portions of the Services in any form other than machine readable object code; (iv) commercially exploit or otherwise use the Services or the Materials for the benefit of any third party in a service bureau or software-as-a-service environment (or similar structure), or otherwise use the Services or the Materials to perform services for any third party, including for, to, or with consultants and independent contractors; or (v) attempt any of the foregoing or otherwise use the Services or the Materials for any purpose other than as expressly authorized under this Agreement.

(D)       Each Trust shall limit the access and use of the Services and the Materials by any Trust Parties to a need-to-know basis and, in connection with its obligations under this Agreement, each Trust shall be responsible and liable for all acts and omissions of any Trust Parties.

(E) The Services, the Materials and all confidential information of State Street (as confidential information is defined in the Agreement and other than Third Party Data and Required Data), are the sole property of State Street. Each Trust has no rights or interests with respect to all or any part of the Services, the Materials or State Street’s confidential information, other than its use and redistribution rights expressly set forth in Section 3(C) herein. Each Trust automatically and irrevocably assigns to State Street any right, title or interest that it has, or may be deemed to have, in the Services, the Materials or State Street’s confidential information, including, for the avoidance of doubt and without limitation, any Trust Party feedback, ideas, concepts, comments, suggestions, techniques or know-how shared with State Street (collectively, “Feedback”) and the State Street Parties shall be entitled to incorporate any Feedback in the Services or the Materials or to otherwise use such Feedback for its own commercial benefit without obligation to compensate each Trust.

(F)       State Street may rely on Services-Related Data used in connection with the Services without independent verification. Services-Related Data used in the Services may not be available or may contain errors, and the Services may not be complete or accurate as a result.

[Remainder of Page Intentionally Left Blank]

ANNEX I to SCHEDULE B6

Each of the Investment Companies

Listed On Exhibit A

Further to the Amendment dated as of March 5, 2018, effective as of March 1, 2018, to the Financial Administration and Accounting Services Agreement dated as of March 1, 2011, by and among each of the investment companies listed on Exhibit A thereto (each, a “Trust”) and State Street Bank and Trust Company (the “State Street”), the Trusts and State Street mutually agree to update this Annex 1 by adding/removing Portfolios as applicable:

Form N-PORT Services	Service Type
FEDERATED ADJUSTABLE RATE SECURITIES FUND	Standard N-PORT and N-CEN Reporting Solution (Data ONLY)
FEDERATED EQUITY INCOME FUND, INC.	Standard N-PORT and N-CEN Reporting Solution (Data ONLY)
FEDERATED GLOBAL ALLOCATION FUND	Standard N-PORT and N-CEN Reporting Solution (Data ONLY)
FEDERATED GOVERNMENT INCOME SECURITIES, INC.	Standard N-PORT and N-CEN Reporting Solution (Data ONLY)
FEDERATED GOVERNMENT INCOME TRUST	Standard N-PORT and N-CEN Reporting Solution (Data ONLY)
FEDERATED HIGH INCOME BOND FUND, INC.	Standard N-PORT and N-CEN Reporting Solution (Data ONLY)

FEDERATED TOTAL RETURN GOVERNMENT BOND FUND	Standard N-PORT and N-CEN Reporting Solution (Data ONLY)
FEDERATED U.S. GOVERNMENT SECURITIES FUND: 1-3 YEARS	Standard N-PORT and N-CEN Reporting Solution (Data ONLY)
FEDERATED U.S. GOVERNMENT SECURITIES FUND: 2-5 YEARS	Standard N-PORT and N-CEN Reporting Solution (Data ONLY)
FEDERATED CORE TRUST	Standard N-PORT and N-CEN Reporting Solution (Data ONLY)
Federated Bank Loan Core Fund Federated Mortgage Core Portfolio High Yield Bond Portfolio Emerging Markets Core Fund	(Data ONLY)
FEDERATED CORE TRUST III	Standard N-PORT and N-CEN Reporting Solution (Data ONLY
Federated Project and Trade Finance Core Fund	(Data ONLY)
FEDERATED EQUITY FUNDS	Standard N-PORT and N-CEN Reporting Solution (Data ONLY

Federated Clover Small Value Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated MDT Mid Cap Growth Fund

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

(Data ONLY)

FEDERATED FIXED INCOME SECURITIES, INC.	Standard N-PORT and N-CEN Reporting Solution (Data ONLY
Federated Strategic Income Fund	(Data ONLY)
FEDERATED HIGH YIELD TRUST	Standard N-PORT and N-CEN Reporting Solution (Data ONLY
Federated Equity Advantage Fund Federated High Yield Trust	(Data ONLY)
FEDERATED INCOME SECURITIES TRUST	Standard N-PORT and N-CEN Reporting Solution (Data ONLY

Federated Capital Income Fund

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Intermediate Corporate Bond Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

(Data ONLY)
FEDERATED INDEX TRUST	Standard N-PORT and N-CEN Reporting Solution (Data ONLY
Federated Max-Cap Index Fund Federated Mid-Cap Index Fund	(Data ONLY)
FEDERATED INSTITUTIONAL TRUST	Standard N-PORT and N-CEN Reporting Solution (Data ONLY
Federated Government Ultrashort Duration Fund Federated Institutional High Yield Bond Fund Federated Short-Intermediate Total Return Bond Fund	(Data ONLY)

FEDERATED INSURANCE SERIES	Standard N-PORT and N-CEN Reporting Solution (Data ONLY

Federated Managed Tail Risk Fund II

Federated Fund for U.S. Government Securities II

Federated High Income Bond Fund II

Federated Kaufmann Fund II

Federated Managed Volatility Fund II

Federated Quality Bond Fund II

(Data ONLY)
FEDERATED INVESTMENT SERIES FUNDS, INC.	Standard N-PORT and N-CEN Reporting Solution (Data ONLY
Federated Bond Fund	(Data ONLY)
FEDERATED MANAGED POOL SERIES	Standard N-PORT and N-CEN Reporting Solution (Data ONLY
Federated Corporate Bond Strategy Portfolio Federated High-Yield Strategy Portfolio Federated Mortgage Strategy Portfolio	(Data ONLY)
FEDERATED MDT SERIES	Standard N-PORT and N-CEN Reporting Solution (Data ONLY

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large Cap Growth Fund

Federated MDT Small Cap Growth Fund

Federated MDT Small Cap Core Fund

Federated Project and Trade Finance Tender Fund

(Data ONLY)

FEDERATED TOTAL RETURN SERIES, INC.	Standard N-PORT and N-CEN Reporting Solution (Data ONLY
Federated Mortgage Fund Federated Total Return Bond Fund Federated Ultrashort Bond Fund	(Data ONLY)

Form N-CEN Services

FEDERATED ADJUSTABLE RATE SECURITIES FUND

FEDERATED EQUITY INCOME FUND, INC.

FEDERATED GLOBAL ALLOCATION FUND

FEDERATED GOVERNMENT INCOME SECURITIES, INC.

FEDERATED GOVERNMENT INCOME TRUST

FEDERATED HIGH INCOME BOND FUND, INC.

FEDERATED TOTAL RETURN GOVERNMENT BOND FUND

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 1-3 YEARS

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 2-5 YEARS

FEDERATED CORE TRUST

FEDERATED CORE TRUST III

FEDERATED EQUITY FUNDS

FEDERATED FIXED INCOME SECURITIES, INC.

FEDERATED HIGH YIELD TRUST

FEDERATED INCOME SECURITIES TRUST

FEDERATED INDEX TRUST

FEDERATED INSTITUTIONAL TRUST

FEDERATED INSURANCE SERIES

FEDERATED INVESTMENT SERIES FUNDS, INC.

FEDERATED MANAGED POOL SERIES

FEDERATED MDT SERIES

FEDERATED TOTAL RETURN SERIES, INC.

IN WITNESS WHEREOF, the undersigned, by their authorized representatives, have executed this Annex 1 as of the last signature date set forth below.

EACH OF THE INVESTMENT STATE STREET BANK AND TRUST COMPANY

COMPANIES LISTED ON

EXHIBIT ATO THE AGREEMENT

By: /s/ Lori A. Hensler By: /s/ Andrew Erickson

Name: Lori A. Hensler Name: Andrew Erickson

Title: Treasurer Title: Executive Vice President

Address: 4000 Ericsson Drive Address: One Lincoln Street

Warrendale, PA 15086-1561 Boston, MA 02111

Date: March 6, 2018 Date: June 26, 2018